                                                   DEFINED ASSET FUNDSSM
--------------------------------------------------------------------------------


CORPORATE                     This Defined Fund is a portfolio of preselected
INCOME FUND                   bonds formed to provide a high level of current
INSURED SERIES--20            income through investment in a fixed Portfolio of
(A UNIT INVESTMENT            long-term corporate bonds that were issued after
TRUST)                        July 18, 1984. The bonds are insured by MBIA
------------------------------Corporation for as long as they remain in the
/ / DESIGNED FOR HIGH CURRENT Fund. Income from these bonds is taxable to U.S.
      INCOME                  investors, but in the opinion of counsel is exempt
/ / DEFINED PORTFOLIO OF      from U.S. Federal income taxes, including
      INSURED CORPORATE BONDS withholding taxes, for many foreign investors.
/ / MONTHLY INCOME            There is no assurance that this objective will be
/ / U.S. TAX EXEMPT TO MANY   met because it is subject to the continuing
      FOREIGN INVESTORS       ability of issuers of the bonds to meet their
                              principal and interest requirements and of the insurer to meet its obligations. Furthermore, the market value of the bonds, and therefore the value of the Units, will fluctuate with changes in interest rates and other factors.
                              Minimum Purchase: One Unit



                               -------------------------------------------------
                               THESE SECURITIES HAVE NOT BEEN APPROVED OR
                               DISAPPROVED BY THE SECURITIES AND EXCHANGE
                               COMMISSION OR ANY STATE SECURITIES COMMISSION NOR
                               HAS THE COMMISSION OR ANY STATE SECURITIES
                               COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY
                               OF THIS DOCUMENT. ANY REPRESENTATION TO THE
                               CONTRARY IS A CRIMINAL OFFENSE.
                               -------------------------------------------------
SPONSORS:                      PART A OF THIS PROSPECTUS MAY NOT BE DISTRIBUTED
Merrill Lynch,                 UNLESS ACCOMPANIED BY CORPORATE INCOME FUND
Pierce, Fenner & Smith         PROSPECTUS PART B.
Incorporated                   INVESTORS SHOULD READ BOTH PARTS OF THIS
Salomon Smith Barney Inc.      PROSPECTUS CAREFULLY AND RETAIN THEM FOR FUTURE
Prudential Securities          REFERENCE.
Incorporated                   INQUIRIES SHOULD BE DIRECTED TO THE TRUSTEE AT
Dean Witter Reynolds Inc.      1-800-323-1508.
PaineWebber Incorporated       PROSPECTUS PART A DATED OCTOBER 2, 1998.

--------------------------------------------------------------------------------

Defined Asset FundsSM
Defined Asset Funds is America's oldest and largest family of unit investment trusts, with over $115 billion sponsored over the last 25 years. Each Defined Asset Fund is a portfolio of preselected securities. The portfolio is divided into 'units' representing equal shares of the underlying assets. Each unit receives an equal share of income and principal distributions.

Defined Asset Funds offer several defined 'distinctives'. You know in advance what you are investing in and that changes in the portfolio are limited--a defined portfolio. Most defined bond funds pay interest monthly--defined income. The portfolio offers a convenient and simple way to invest-- simplicity defined.

Your financial professional can help you select a Defined Asset Fund to meet your personal investment objectives. Our size and market presence enable us to offer a wide variety of investments. The Defined Asset Funds family offers:

  o Municipal portfolios
o Corporate portfolios
o Government portfolios
o Equity portfolios
o International portfolios

The terms of Defined Funds are as short as one year or as long as 30 years. Special defined bond funds are available including: insured funds, double and triple tax-free funds and funds with 'laddered maturities' to help protect against changing interest rates. Defined Asset Funds are offered by prospectus only.
----------------------------------------------------------------
Defined Insured Series
----------------------------------------------------------------

Our defined portfolio of insured corporate bonds offers you a simple and convenient way to earn a high level of current monthly income. And by purchasing Defined Asset Funds, you not only receive professional selection but also gain the advantage of reduced risk by investing in insured bonds of several different issuers.

INVESTMENT OBJECTIVE

To provide a high level of current income through investment in a fixed portfolio consisting primarily of insured, long-term corporate bonds.

DIVERSIFICATION

The Portfolio contains 10 bonds. Spreading your investment among different issuers reduces your risk, but does not eliminate it. Because of maturities, sales or other dispositions of bonds, the size, composition and return of the Portfolio will change over time. The information in this prospectus is as of June 30, 1998, the evaluation date.
----------------------------------------------------------------
Defining Your Portfolio
----------------------------------------------------------------

PROFESSIONAL SELECTION AND SUPERVISION
The Portfolio contains a variety of bonds selected by experienced buyers. The Fund is not actively managed; however, it is regularly reviewed and a bond can be sold if retaining it is considered detrimental to investors' interests.

TYPES OF BONDS

The Portfolio consists of bonds issued by 10 different corporate issuers:

                                                                     APPROXIMATE
     ISSUERS                                                PORTFOLIO PERCENTAGE

  / / Corporate Utilities                         100%
INSURANCE

The bonds included in the Portfolio are insured for as long as they remain in the Fund. This insurance guarantees the timely payment of principal of and interest on the bonds, but does not guarantee the value of the bonds or the units. Insurance may not cover accelerated payments of principal or any increase in interest payments or premiums payable on mandatory redemptions (see Risk Factors--Insured Series in Part B).

BOND CALL FEATURES

It is possible that during periods of falling interest rates, a bond with a coupon higher than current market rates will be prepaid or 'called', at the option of the bond issuer, before its expected maturity. When bonds are initially callable, the price is usually at a premium to par which then declines to par over time. Bonds may also be subject to a mandatory sinking fund or have extraordinary redemption provisions. For example, if the bond's proceeds are not able to be used as intended the bond may be redeemed. This redemption and the sinking fund are often at par.

CALL PROTECTION

Many bonds are subject to optional refunding or call provisions. However, we selected bonds with call protection. This call protection means that most bonds in the Portfolio generally cannot be called for several years after the initial date of deposit of the Fund (which was July 28, 1993) and thereafter at a declining premium over par. On the evaluation date, approximately 17% of the bonds were currently callable.

TAX INFORMATION

Interest on the bonds is taxable for U.S. investors but exempt from U.S. federal income taxes, including withholding taxes, for many foreign investors. (See Taxes on pages A-4 and A-5.)

In the opinion of special counsel to the Sponsors, each investor will be considered to have received the interest on his pro rata portion of each bond when interest on the bond is received by the Fund.

---------------------------------------------------------------
Defining Your Investment
---------------------------------------------------------------

PUBLIC OFFERING PRICE PER UNIT                     $1,064.85

The Public Offering Price as of June 30, 1998, the evaluation date, is based on the aggregate bid side value of the underlying bonds in the Fund ($19,423,279), divided by the number of units outstanding (18,902) plus a sales charge of 3.50% of the Public Offering Price (3.627% of the value of the underlying bonds). The Public Offering Price on any subsequent date will vary. An amount equal to principal cash, if any, as well as net accrued but undistributed interest on the unit is added to the Public Offering Price. The underlying bonds are evaluated by an independent evaluator at 3:30 p.m. Eastern time on every business day.

PREMIUM AND DISCOUNT ISSUES

On the evaluation date, 90% of the bonds were valued at a premium over par and 10% at a discount from par (see Risk Factors in Part B).

REINVESTMENT OPTION
You can elect to automatically reinvest your distributions into a separate portfolio of corporate bonds. Most or all of the bonds in that portfolio, however, will not be insured. Reinvesting helps to compound your income.

PRINCIPAL DISTRIBUTIONS
Principal from sales, redemptions and maturities of bonds in the Fund will be distributed to investors periodically when the amount to be distributed is more than $5.00 per unit.

TERMINATION DATE

The Fund will generally terminate following the maturity date of the last maturing bond listed in the Portfolio. The Fund may be terminated earlier if the value is less than 40% of the face amount of bonds deposited. On the evaluation date the value of the Fund was 88% of the face amount of bonds deposited.

---------------------------------------------------------------
Defining Your Risks
---------------------------------------------------------------

RISK FACTORS

Unit price fluctuates and could be adversely affected by increasing interest rates as well as the financial condition of the issuers of the bonds. Because of the possible maturity, sale or other disposition of securities, the size, composition and return of the portfolio may change at any time. Because of the sales charges, returns of principal and fluctuations in unit price, among other reasons, the sale price will generally be less than the cost of your units. Unit prices could also be adversely affected if a limited trading market exists in any Security to be sold. There is no guarantee that the Fund will achieve its investment objective.

The Fund is concentrated in bonds issued by Corporate Utilities and is therefore dependent to a significant degree on revenues generated from those particular activities as well as the financial condition of the insurer (see Risk Factors in Part B).
---------------------------------------------------------------
Defining Your Costs
---------------------------------------------------------------

SALES CHARGES

Although the Fund is a unit investment trust rather than a mutual fund, the following information is presented to permit a comparison of fees and an understanding of the direct or indirect costs and expenses that you pay.


                                                      As a %
                                                of Secondary
                                                      Market
                                              Public Offering
                                                       Price
                                              -------------------
Maximum Sales Charge                                    3.50%


ESTIMATED ANNUAL FUND OPERATING EXPENSES


                                                     Per Unit
                                                 --------------
Trustee's Fee                                      $     0.70
Portfolio Supervision, Bookkeeping and
  Administrative Fees                              $     0.37
Evaluator's Fee                                    $     0.21
Insurance Premium                                  $     1.98
Other Operating Expenses                           $     0.13
                                                 --------------
TOTAL                                              $     3.39


REDEEMING OR SELLING YOUR INVESTMENT

You may redeem or sell your units at any time. Your price is based on the Fund's then current net asset value (based on the lower, bid side evaluation of the bonds, as determined by an independent evaluator), plus principal cash, if any, as well as accrued interest. The per unit bid side redemption and secondary market repurchase price as of the evaluation date was $1,027.58 ($37.27 less than the Public Offering Price). There is no fee for redeeming or selling your units.
---------------------------------------------------------------
Defining Your Income
---------------------------------------------------------------

MONTHLY INTEREST INCOME

The Fund pays monthly income, even though the bonds generally pay interest semi-annually.

WHAT YOU MAY EXPECT
(PAYABLE ON THE 25TH DAY OF THE MONTH TO HOLDERS OF RECORD ON THE 10TH DAY OF THE MONTH):


Regular Monthly Income per unit                         $    5.89
Annual Income per unit:                                 $   70.70


These figures are estimates determined as of the evaluation date and actual payments may vary.

----------------------------------------------------------------
Taxes
----------------------------------------------------------------

Substitute the following for Taxes in Part B.

The following summary describes some of the important income tax consequences of holding Units, assuming that the investor is not a dealer, financial institution or insurance company or other investor with special circumstances. Investors should consult their tax advisers about U.S., state and local or foreign taxes that may apply to an investment in the Fund.

Neither the Sponsors nor Davis Polk & Wardwell, special counsel for the Sponsors, has reviewed the issuance of the Bonds or related facts and circumstances. The Sponsors believe that each issuer treats its respective Bonds as debt for U.S. federal income tax purposes. However, the Internal Revenue Service and the courts are not bound by an issuer's treatment. If a Bond is recharacterized as equity for having more equity than debt features, foreign investors (including non-resident alien individuals and foreign corporations) not engaged in U.S. trade or business will generally be subject to 30% U.S. withholding tax (or lower applicable treaty rate) with respect to interest on the Bond.

The Sponsors believe that (i) Bonds in the Portfolio yielding U.S. source interest income (typical for bonds of U.S. issuers) were issued after July 18, 1984 (see Foreign Investors below) and (ii), although no assurance can be given, interest on any foreign Bonds in the Portfolio will generally not be subject to foreign withholding taxes under current laws (which are subject to change). If foreign withholding taxes were imposed, then in addition to interest received by the Fund on any Bonds issued by foreign obligors, the Fund would report as gross income to an investor any amount withheld with respect to the interest. Investors should consult their own tax advisers regarding these matters and the possible availability of foreign tax credits or deductions.

After the end of each calendar year, the Trustee will furnish to each investor an annual statement containing information relating to the interest received and any 'original issue discount' accrued by the Fund on the Bonds, the cash proceeds received by the Fund from the disposition of any Bonds, and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service.

In the opinion of Davis Polk & Wardwell, under existing law:

GENERAL TREATMENT OF THE FUND

The fund will not be taxed as a corporation for federal income tax purposes or for New York State or City purposes, and each investor will be considered to own directly a share of each Bond in the Fund. Each investor will be considered to have received the interest (and accrued the original issue discount, if any) on his pro rata portion of each Bond when interest is received (or original issue discount is accrued) by the Fund, regardless of whether the interest is automatically reinvested in the Fund or used to pay Fund expenses.

INCOME OR LOSS UPON DISPOSITION

Upon a disposition of all or part of an investor's pro rata portion of a Bond (by sale, exchange or redemption of the Bond or his Units), an investor will generally recognize capital gain or loss. However, gain from the disposition will generally be ordinary income to the extent of any accrued market discount. An investor will generally have market discount to the extent that his basis in a Bond when he purchases a Unit is less than its stated redemption price at maturity (or, in the case of a Bond issued with original issue discount, the issue price increased by original issue discount that has accrued on the Bond before his purchase). Investors should consult their tax advisers in this regard.

The excess of a non-corporate investor's net long-term capital gains over his net short-term capital losses may be subject to tax at a lower rate than ordinary income. A capital gain or loss is long-term if the investment is held for more than one year and short-term if held for one year or less. Because the deduction of capital losses is subject to limitations, an investor may not be able to deduct all of his capital losses. An investor who is an individual and has held his pro rata portions of Bonds for more than 12 months may be entitled to a 20% maximum federal tax rate for gains from the sale of these Bonds or corresponding Units. Investors should consult their tax advisers in this regard.

INVESTOR'S BASIS IN THE SECURITIES

An investor's aggregate basis in the Bonds will be equal to the cost of his Units, including any sales charges and the organizational expenses borne by the investor but excluding any amount paid for accrued interest, and adjusted to reflect any accruals of 'original issue discount', 'acquisition premium' and 'bond premium'. Investors should consult their tax advisers in this regard.

ORIGINAL ISSUE DISCOUNT, ACQUISITION PREMIUM AND BOND PREMIUM

Original issue discount accrues in accordance with a constant yield method based on a compounding of interest and is generally equal to the excess of a Bond's stated redemption price at maturity over its original issue price. Original issue discount inclusions are reduced by accruals of acquisition premium. An investor will have acquisition premium to the extent his basis in a Bond when he purchases a Unit is less than the stated redemption price at maturity but more than the issue price increased by any original issue discount that has accrued on the Bond before his purchase.

Generally, bond premium accruals on a Bond will be based upon the excess of an investor's basis in the Bond at the time of purchasing a Unit over its stated redemption price at maturity. If an investor has elected to amortize bond premium, which is an election that applies to all debt obligations of an investor and that can be revoked only with consent of the Internal Revenue Service, the amount amortized will offset the investor's interest from the Bond and reduce the investor's basis. Investors should consult their tax advisers in this regard.

EXPENSES

An individual investor who itemizes deductions may deduct his pro rata share of current ongoing Fund expenses only to the extent that such amount, together with the investor's other miscellaneous deductions, exceeds 2% of his adjusted gross income. The Internal Revenue Code further restricts the ability of an individual investor with an adjusted gross income in excess of a specified amount (for 1998, $124,500 or $62,250 for a married person filing a separate return) to claim itemized deductions (including his pro rata share of Fund expenses).

FOREIGN INVESTORS

Notwithstanding the foregoing, foreign investors (including non-resident alien individuals and foreign corporations) not engaged in U.S. trade or business will generally not be subject to U.S. federal income tax, including withholding tax, on the interest or gain on a Bond if (i) the investor meets certain requirements, including the certification of foreign status and other matters, and (ii), with respect any Bond yielding U.S. source interest income (typical for Bonds of U.S. issuers), the Bond was issued after July 18, 1984. Under certain circumstances, withholding agents will file foreign person information rturns with the Internal Revenue Service. Foreign investors should consult their own tax advisers about the possible application of federal, state and local taxes in the U.S. and their foreign countries of residence or organization.

CORPORATE INCOME FUND, INSURED SERIES - 20,
DEFINED ASSET FUNDS

REPORT OF INDEPENDENT ACCOUNTANTS

The Sponsors, Trustee and Holders
of Corporate Income Fund, Insured Series - 20,
Defined Asset Funds:

We have audited the accompanying statement of condition of Corporate Income Fund, Insured Series - 20, Defined Asset
Funds, including the portfolio, as of June 30, 1998 and the related statements of operations and of changes in net assets for the years ended June 30, 1998, 1997 and 1996.
These financial statements are the responsibility of the Trustee. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Securities owned at June 30, 1998, as shown in such portfolio, were confirmed to us by The Chase Manhattan Bank, the Trustee. An audit also includes assessing the accounting principles used and significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Corporate Income Fund, Insured
Series - 20, Defined Asset Funds at June 30, 1998 and the results of its operations and changes in its net assets for the above-stated years in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

New York, N.Y.
August 31, 1998



                      D - 1.

     CORPORATE INCOME FUND, INSURED SERIES - 20,
     DEFINED ASSET FUNDS












     STATEMENT OF CONDITION
     As of June 30, 1998

     TRUST PROPERTY:
       Investment in marketable securities -
          at value (cost $ 19,018,185 )(Note 1)........                $19,423,279
       Accrued interest ...............................                    489,140
       Proceeds receivable from sale of securities ....                     52,000
       Cash - principal ...............................                     27,451
                                                                       -----------
         Total trust property .........................                 19,991,870

     LESS LIABILITIES:
       Income advance from Trustee.....................$   186,414
       Accrued Sponsors' fees .........................      3,584
       Redemptions payable ............................    121,747         311,745
                                                       -----------     -----------

     NET ASSETS, REPRESENTED BY:
       18,902 units of fractional undivided
          interest outstanding (Note 3)................ 19,382,981

       Undistributed net investment income ............    297,144     $19,680,125
                                                       -----------     ===========

     UNIT VALUE ($ 19,680,125 / 18,902 units ).........                $  1,041.17
                                                                       ===========





                  See Notes to Financial Statements.



                                D - 2.

     CORPORATE INCOME FUND, INSURED SERIES - 20,
     DEFINED ASSET FUNDS

     STATEMENTS OF OPERATIONS

                                                          Years Ended June 30,
                                                   1998              1997              1996
                                                   ----              ----              ----












     INVESTMENT INCOME:
       Interest income ........................$ 1,444,836       $ 1,473,753       $ 1,525,275
       Trustee's fees and expenses ............    (27,375)          (21,465)          (20,897)
       Insurance expense ......................    (32,550)          (39,139)          (43,993)
       Sponsors' fees .........................     (7,213)           (7,177)          (13,925)
                                               ------------------------------------------------
       Net investment income ..................  1,377,698         1,405,972         1,446,460
                                               ------------------------------------------------

     REALIZED AND UNREALIZED GAIN (LOSS)
       ON INVESTMENTS:
       Realized gain (loss) on
         securities sold or redeemed ..........     11,417            (9,800)            2,742
       Unrealized appreciation (depreciation)
         of investments .......................  1,474,751           299,720          (591,257)
                                               ------------------------------------------------
       Net realized and unrealized
         gain (loss) on investments ...........  1,486,168           289,920          (588,515)
                                               ------------------------------------------------

     NET INCREASE IN NET ASSETS
       RESULTING FROM OPERATIONS ..............$ 2,863,866       $ 1,695,892       $   857,945
                                               ================================================





                  See Notes to Financial Statements.




                                D - 3.

     CORPORATE INCOME FUND, INSURED SERIES - 20,
     DEFINED ASSET FUNDS

     STATEMENTS OF CHANGES IN NET ASSETS

                                                          Years Ended June 30,
                                                   1998              1997              1996
                                                   ----              ----              ----

     OPERATIONS:
       Net investment income ..................$ 1,377,698       $ 1,405,972       $ 1,446,460
       Realized gain (loss) on
         securities sold or redeemed ..........     11,417            (9,800)            2,742
       Unrealized appreciation (depreciation)
         of investments .......................  1,474,751           299,720          (591,257)











                                               ------------------------------------------------
       Net increase in net assets
         resulting from operations ............  2,863,866         1,695,892           857,945
                                               ------------------------------------------------
     DISTRIBUTIONS TO HOLDERS (Note 2):
       Income  ................................ (1,379,964)       (1,406,846)       (1,458,028)
       Principal ..............................    (30,971)          (40,241)          (10,940)
                                               ------------------------------------------------
       Total distributions .................... (1,410,935)       (1,447,087)       (1,468,968)
                                               ------------------------------------------------
     SHARE TRANSACTIONS:
       Redemption amounts - income ............    (10,981)           (5,315)          (15,138)
       Redemption amounts - principal .........   (760,684)         (357,799)       (1,052,559)
                                               ------------------------------------------------
       Total share transactions ...............   (771,665)         (363,114)       (1,067,697)
                                               ------------------------------------------------

     NET INCREASE (DECREASE) IN NET ASSETS ....    681,266          (114,309)       (1,678,720)

     NET ASSETS AT BEGINNING OF YEAR .......... 18,998,859        19,113,168        20,791,888
                                               ------------------------------------------------
     NET ASSETS AT END OF YEAR ................$19,680,125       $18,998,859       $19,113,168
                                               ================================================
     PER UNIT:
       Income distributions during
         year .................................$     70.86       $     70.99       $     71.17
                                               ================================================
       Principal distributions during
         year .................................$      1.58       $      2.03       $      0.53
                                               ================================================
       Net asset value at end of
         year .................................$  1,041.17       $    966.72       $    954.51
                                               ================================================
     TRUST UNITS:
       Redeemed during year ...................        751               371             1,058
       Outstanding at end of year .............     18,902            19,653            20,024
                                               ================================================





                  See Notes to Financial Statements.



                                D - 4.

     CORPORATE INCOME FUND, INSURED SERIES - 20,
     DEFINED ASSET FUNDS

     NOTES TO FINANCIAL STATEMENTS












1.   SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

      (A) Securities are stated at value as determined by the Evaluator based on bid side evaluations for the securities. See "How to Sell Units - Trustee's Redemption of Units" in this Prospectus, Part B. Realized gains and losses on sales are determined using the first-in, first-out method.

      (B) The Fund is not subject to income taxes. Accordingly, no provision for such taxes is required.

      (C)      Interest income is recorded as earned.

2.   DISTRIBUTIONS

     A distribution of net investment income is made to Holders each month. Receipts other than interest, after deductions for redemptions and applicable expenses, are distributed as explained in "Income, Distributions and Reinvestment - Distributions" in this Prospectus, Part B.

3.   NET CAPITAL

     Cost of 18,902 units at Date of Deposit ....................$19,937,131
     Less sales charge ..........................................    897,171
                                                                 -----------
     Net amount applicable to Holders ........................... 19,039,960
     Redemptions of units - net cost of 3,098 units redeemed
       less redemption amounts (principal).......................     58,948
     Realized loss on securities sold or redeemed ...............    (16,039)
     Principal distributions ....................................   (104,982)
     Net unrealized appreciation of investments..................    405,094
                                                                 -----------

     Net capital applicable to Holders ..........................$19,382,981
                                                                 ===========


4.   INCOME TAXES

     As of June 30, 1998, net unrealized appreciation of investments, based on cost for Federal income tax purposes, aggregated $405,094, of which $66,114 related to depreciated securities and $471,208 related to appreciated securities. The cost of investment securities for Federal income tax purposes was $19,018,185 at June 30, 1998.















                           D - 5.

     CORPORATE INCOME FUND, INSURED SERIES - 20,
     DEFINED ASSET FUNDS

     PORTFOLIO
     As of June 30, 1998


                                    Ratings of Issues (1) (4)
                                    -------------------------
              Standard
                                      Moody's   & Poor's                                               Optional
     Portfolio No. and Title of      Investors  Corpor-         Face                                  Redemption
            Securities                Service   ation           Amount   Coupon    Maturities(3)     Provisions(3)    Cost
Value(2)
            ----------                --------  --------    ----------- -----------   ------------   ------------- ---------
----------

   1 Connecticut Light and Pwr.           Ba3       BB     $ 1,915,000     7.500 %      2023         None         $ 1,919,936 $
1,853,821
     Company, First and Rfdg.
     Mtge. Bonds

   2 Florida Pwr. and Light               Aa3       AA-      1,690,000     7.625        2024         Currently      1,736,463
1,765,673
     Company, First Mtge. Bonds

   3 Georgia Power Company,               A1        A+       2,825,000     7.550        2023         08/01/11       2,853,919
2,920,731
     First Mtge. Bonds                                                                               @  100.639

   4 Houston Lighting and Pwr.            A3        A-       1,945,000     7.500        2023         07/01/10       1,975,240
2,023,944
     First Mortgage Bonds                                                                            @  101.050

   5 Illinois Pwr. Company,               Baa1      BBB      1,720,000     7.500        2025         07/15/13       1,729,300
1,755,081
     Mtge. Bonds                                                                                     @  100.000

   6 Pacific Gas & Elec.                  A1        AA-      1,860,000     7.250        2026         06/01/04       1,854,070
1,947,533
     Company, First and                                                                              @  103.360
     Rfdg. Mtge. Bonds

   7 Philadelphia Elec. Co.,              Baa1      BBB+     1,535,000     7.750        2023         Currently      1,574,640
1,617,237











     First and Rfdg. Mtge. Bonds

   8 Potomac Electric Power               A1        A        1,890,000     7.250        2023         07/01/12       1,893,900
1,946,724
     Company, First Mtge. Bonds                                                                      @  100.300

   9 Public Service Electric and          A3        A-       1,605,000     7.500        2023         03/01/13       1,619,542
1,671,086
     Company, First and Rfdg. Mtge.                                                                  @  102.020
     Bonds, Ser. OO

  10 Southern California Edison           A1        A+       1,860,000     7.250        2026         03/01/03       1,861,175
1,921,449
     Company, First and Rfdg. Mtge.                                                                  @  102.429
     Bonds

                                                            ----------                                             ----------
----------
     TOTAL                                                 $18,845,000                                            $19,018,185
$19,423,279
                                                            ==========                                             ==========
==========




                  See Notes to Portfolio.





                                D - 6.

CORPORATE INCOME FUND, INSURED SERIES - 20,
DEFINED ASSET FUNDS

NOTES TO PORTFOLIO
As of June 30, 1998

(1) A description of the rating symbols and their meanings appears under "Description of Ratings" in this Prospectus, Part B. "NR", if applicable, indicates that this security is not currently rated by the indicated rating service. These ratings have been furnished by the Evaluator but not confirmed with rating agencies.

(2)  See Notes to Financial Statements.

(3) Optional redemption provisions, which may be exercised in whole or in part, are initially at prices of par plus a premium, then subsequently at prices declining to par. Certain securities may provide for redemption at par prior or in addition to any optional or mandatory redemption dates or maturity, for example, through the operation of a maintenance and replacement fund, if proceeds are not able to be used as contemplated, the project is condemned or sold or the project is destroyed and insurance proceeds are used to redeem the securities. Many of the securities are also subject to mandatory sinking fund redemption commencing on dates which may be prior to the date on which securities may be optionally redeemed. Sinking fund redemptions are at par and redeem only part of the issue. Some of the securities have mandatory sinking funds which contain optional provisions permitting the issuer to increase the principal amount of securities called on a mandatory redemption date. The sinking fund redemptions with optional provisions may, and optional refunding redemptions generally will, occur at times when the redeemed securities have an offering side evaluation which represents a premium over par. To the extent that the securities were acquired at a price higher than the redemption price, this will represent a loss of capital when compared with the Public Offering Price of the Units when acquired. Distributions will generally be reduced by the amount of the income which would otherwise have been paid with respect to redeemed securities and there will be distributed to Holders any principal amount and premium received on such redemption after satisfying any redemption requests for Units received by the Fund. The estimated current return may be affected by redemptions. The tax effect on Holders of redemptions and related distributions is described under "Taxes" in this Prospectus, Part B.

(4)  All securities are insured, either on an individual basis or by portfolio insurance, by a municipal bond insurance company which has been assigned
     "AAA" claims paying ability by Standard & Poor's.  Accordingly, Standard &
     Poor's has assigned "AAA" ratings to the securities. Securities covered by portfolio insurance are rated "AAA" only as long as they remain in this Trust.
     See "Risk Factors - Bonds Backed by Letters of Credit or Insurance" in this
     Prospectus, Part B.

                           D - 7.

                             CORPORATE INCOME FUND
                                 INSURED SERIES
                              DEFINED ASSET FUNDS
I want to learn more about automatic reinvestment in the Investment Accumulation Program. Please send me information about participation in the Corporate Fund Accumulation Program, Inc. and a current Prospectus.
My name (please
print) ________________________________________________________________________
My address (please print):
Street and Apt.
No. ___________________________________________________________________________
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Code __________________________________________________________________________
This page is a self-mailer. Please complete the information above, cut along the dotted line, fold along the lines on the reverse side, tape, and mail with the Trustee's address displayed on the outside.

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


BUSINESS REPLY MAIL                                              NO POSTAGE
FIRST CLASS PERMIT NO. 644, NEW YORK, NY                         NECESSARY
                                                                 IF MAILED
POSTAGE WILL BE PAID BY ADDRESSEE                                  IN THE
          THE CHASE MANHATTAN BANK (CIF)                       UNITED STATES
          RETAIL PROCESSING DEPARTMENT
          BOWLING GREEN STATION
          P.O. BOX 5179
          NEW YORK, NY 10274-5179


--------------------------------------------------------------------------------
                            (Fold along this line.)

--------------------------------------------------------------------------------
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

                             DEFINED ASSET FUNDSSM
                               PROSPECTUS--PART B
                             CORPORATE INCOME FUND

                            CASH OR ACCRETION SERIES
                            INTERMEDIATE TERM SERIES
                                 INSURED SERIES
                             MONTHLY PAYMENT SERIES
                           PREFERRED STOCK PUT SERIES
                                 SELECT SERIES

   THIS PART B OF THE PROSPECTUS MAY NOT BE DISTRIBUTED UNLESS ACCOMPANIED OR
                              PRECEDED BY PART A.
             FURTHER INFORMATION REGARDING THE FUND MAY BE OBTAINED
     WITHIN FIVE DAYS BY WRITING OR CALLING THE TRUSTEE, AT THE ADDRESS AND TELEPHONE NUMBER SET FORTH ON THE BACK COVER OF PART A OF THIS PROSPECTUS.

                                     Index


                                              PAGE
                                              ----
Fund Description...........................      1
Risk Factors...............................      2
How to Buy Units...........................      6
How to Redeem or Sell Units................      7
Income, Distributions and Reinvestment.....      8
Fund Expenses..............................     10
Taxes......................................     10
                                              PAGE
                                              ----
Records and Reports........................     12
Trust Indenture............................     13
Miscellaneous..............................     13
Exchange Option............................     15
Supplemental Information...................     15
Appendix A--Description of Ratings.........    a-1
Appendix B--Sales Charge Schedules.........    b-1


FUND DESCRIPTION

BOND PORTFOLIO SELECTION

    Professional buyers for Defined Asset Funds, with access to extensive research, generally selected the Bonds for the Portfolio after considering the Fund's investment objective as well as the quality of the Bonds (the Bonds were initially rated in the category A or better by at least one nationally recognized rating organization or had comparable credit characteristics), the yield and price of the Bonds compared to similar securities, the maturities of the Bonds and the diversification of the Portfolio. No leverage or borrowing is used nor does the Portfolio contain other kinds of securities to enhance yield. A summary of the Bonds in the Portfolio appears in Part A of the Prospectus. (For Preferred Stock Put Series, see page 4.)

    Yields on bonds depend on many factors including general conditions of the bond markets, the size of a particular offering and the maturity and quality rating of the particular issues. Yields can vary among bonds with similar maturities, coupons and ratings. Ratings represent opinions of the rating organizations as to the quality of the bonds rated, based on the credit of the issuer or any guarantor, insurer or other credit provider, but these ratings are only general standards of quality (see Appendix A).

    After the initial date of deposit, the ratings of some Bonds may be reduced or withdrawn, or the credit characteristics of the Bonds may no longer be comparable to bonds rated A or better. Bonds rated BBB or Baa (the lowest investment grade rating) or lower may have speculative characteristics, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade bonds. Bonds rated below investment grade or unrated bonds with similar credit characteristics are often subject to greater market fluctuations and risk of loss of principal and income than higher grade bonds and their value may decline precipitously in response to rising interest rates.

    Because each Defined Asset Fund is a preselected portfolio of Bonds, you know the securities, maturities, call dates and ratings before you invest. Of course, the Portfolio will change somewhat over time as Bonds mature, are redeemed or are sold to meet Unit redemptions or in other limited circumstances. Because the Portfolio is not actively managed and principal is returned as the Bonds are disposed of, this principal should be relatively unaffected by changes in interest rates.

BOND PORTFOLIO SUPERVISION

    The Fund follows a buy and hold investment strategy in contrast to the frequent portfolio changes of a managed fund based on economic, financial and market analyses. The Fund may retain an issuer's bonds despite adverse financial developments. Experienced financial analysts regularly review the Portfolio and a Bond may be sold in certain circumstances including the occurrence of a default in payment or other default on the Bond, institution of certain legal proceedings, if the Bond becomes inconsistent with the Fund's investment objectives, a decline in the price of the Bond or the occurrence of other market or credit factors that, in the opinion of the Sponsors, makes retention of the Bond detrimental to the interests of investors. The Trustee must generally reject any offer by an issuer of a Bond to exchange another security pursuant to a refunding or refinancing plan. The Sponsors and the Trustee are not liable for any default or defect in a Bond.

RISK FACTORS

    An investment in the Fund entails certain risks, including the risk that the value of your investment will decline with increases in interest rates. Generally speaking, bonds with longer maturities will fluctuate in value more than bonds with shorter maturities. In recent years there have been wide fluctuations in interest rates and in the value of fixed-rate bonds generally. The Sponsors cannot predict the direction or scope of any future fluctuations.

    Certain of the Bonds may have been deposited at a market discount or premium principally because their interest rates are lower or higher than prevailing rates on comparable debt securities. The current returns of market discount bonds are lower than comparably rated bonds selling at par because discount bonds tend to increase in market value as they approach maturity. The current returns of market premium bonds are higher than comparably rated bonds selling at par because premium bonds tend to decrease in market value as they approach maturity. Because part of the purchase price is returned through current income payments and not at maturity, an early redemption at par of a premium bond will result in a reduction in yield to the Fund. Market premium or discount attributable to interest rate changes does not indicate market confidence or lack of confidence in the issue.

    The Fund may be concentrated in one or more of types of bonds. Set forth below is a brief description of certain risks associated with bonds which may be held by the Fund. Additional information is contained in the Information Supplement which is available from the Trustee at no charge to the investor.

UTILITIES

    Payments on utility bonds are dependent on various factors, including the rates the utilities may charge, the demand for their services and their operating costs, including expenses to comply with environmental legislation and other energy and licensing laws and regulations. Utilities are particularly sensitive to, among other things, the effects of inflation on operating and construction costs, the unpredictability of future usage requirements, the costs and availability of fuel and, with certain electric utilities, the risks associated with the nuclear industry. The movement to introduce competition in the investor-owned electric utility industry is likely to induce them to maintain rates as low as possible. In this effort to keep rates low, utilities may have more trouble raising rates to completely recover investment in generating plant.

HOSPITAL, MENTAL HEALTH AND NURSING HOME FACILITIES

    Payments on hospital, mental health and nursing home facility bonds are dependent upon revenues of hospitals and other health care providers. These revenues come from private third-party payors and government programs, including the Medicare and Medicaid programs, which have generally undertaken cost containment measures to limit payments to health care providers. Hospitals must also deal with shifting competition resulting from hospital mergers and affiliations and the need to reduce costs as HMOs increase market penetration. Nursing homes need to keep residential facilities for the elderly, which are not reimbursable from

Medicare/Medicaid, on a profitable basis. Hospital supply and drug companies must deal with their need to raise prices in an environment where hospitals and other health care providers are under intense pressure to keep their costs low. Hospitals and health care facilities are subject to various legal claims by patients and others and are adversely affected by increasing cost of insurance.

BANKS AND OTHER FINANCIAL INSTITUTIONS

    The profitability of a financial institution is largely dependent upon the credit quality of its loan portfolio which, in turn, is affected by the institution's underwriting criteria, concentrations within the portfolio and specific industry and general economic conditions. The operating performance of financial institutions is also impacted by changes in interest rates, the availability and cost of funds, the intensity of competition and the degree of governmental regulation.

TELECOMMUNICATIONS

    Payments on bonds of companies in the telecommunications industry, including local, long-distance and cellular service, the manufacture of telecommunications equipment, and a wide range of other activities including directory publishing, information systems and the operation of voice, data and video telecommunications are generally dependant upon the amount and growth of customer demand, the level of rates permitted to be charged by regulatory authorities and the effects of inflation on the cost of providing services and the rate of technological innovation. The industry is characterized by increasing competition in all sectors and extensive regulation by the Federal Communications Commission and various state regulatory authorities.

FOREIGN OBLIGORS

    On the basis of the best information available to the Sponsors, except as indicated in Prospectus Part A, under existing law there are no withholding taxes applicable to any foreign Securities in the Portfolio. Issues of foreign obligors may involve investment risks that are different from those of domestic issues, including currency rate fluctuations, future political and economic developments and the possible imposition of withholding taxes, exchange controls or other foreign governmental restrictions which might adversely affect the Fund.

INSURANCE COMPANIES

    Insurance companies are subject to extensive regulation and supervision where they do business by state insurance commissioners who regulate the standards of solvency which must be maintained, the nature of and limitations on investments, reports of financial condition, and requirements regarding reserves for unearned premiums, losses and other matters. A significant portion of the assets of insurance companies are required by law to be held in reserve against potential claims on policies and is not available to general creditors. Although the federal government does not regulate the business of insurance, federal initiatives including pension regulation, controls on medical care costs, minimum standards for no-fault automobile insurance, national health insurance, tax law changes affecting life insurance companies and repeal of the antitrust exemption for the insurance business can significantly impact the insurance business.

    Insured Series--Portfolio Insurance. The Fund has obtained portfolio insurance ('Portfolio Insurance') from either MBIA Insurance Corporation or Financial Security Assurance Inc. (each referred to as an 'Insurer' or the 'Insurers') (see The Insurers below) that guarantees the scheduled payments of the principal of and interest on the Bonds ('Portfolio-Insured Bonds') while they are owned by the Fund, but does not guarantee the market value of the Bonds or the value of the Units. Although all Bonds are individually insured, neither the Fund, the Units nor the Portfolio are insured directly.

    Since Portfolio Insurance applies to the Bonds only while they are owned by the Fund, the value of Portfolio-Insured Bonds (and therefore the value of the Units) may decline if the credit quality of any Portfolio-Insured Bond is reduced. Premiums for Portfolio Insurance are payable monthly in advance by the Trustee on behalf of the Fund. Upon the sale of a Portfolio-Insured Bond from the Fund, the Trustee has the right, pursuant to an irrevocable commitment obtained from the Insurer, to obtain insurance to maturity ('Permanent Insurance') on the Bond upon the payment of a single, predetermined insurance premium from the proceeds of the sale. Accordingly, any Bond in the Fund is eligible to be sold on an insured basis. The Public Offering Price does not reflect any element of value for Portfolio Insurance. The Evaluator will attribute a value to the Portfolio Insurance (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Portfolio-Insured Bonds are in default in the payment of principal or interest or, in the opinion of Defined Asset Funds research analysts, in significant risk of default.

    The Insurers. The claims-paying ability of each Insurer is rated AAA by Standard & Poor's. Ratings of insurance companies are subject to change at any time at the discretion of the rating agency. In the event that the rating of an Insurer is reduced, the Sponsors are authorized to direct the Trustee to obtain other insurance on behalf of the Fund.

    The following summary information relating to the listed insurance companies has been obtained from publicly available information:


                                                                          FINANCIAL INFORMATION
                                                                         AS OF DECEMBER 31, 1996
                                                                        (IN MILLIONS OF DOLLARS)
                                                                    ---------------------------------
                                                       DATE           ADMITTED       POLICYHOLDERS'
                         NAME                       ESTABLISHED        ASSETS            SURPLUS
      ------------------------------------------   -------------    ------------    -----------------
      Financial Security Assurance Inc. (FSA)
        (including Financial Security Assurance
        of Maryland Inc. (FSAM) (formerly
        Capital Guaranty Insurance Company).....             1984   $       1,155   $              449
      MBIA Insurance Corporation................             1986           4,189                1,467


CASH OR ACCRETION BOND SERIES AND SELECT SERIES

    The Bonds in these Funds are Compound Interest Bonds that initially do not pay interest. Instead, these Bonds accrue interest until a certain date (the Payment Commencement Date). Prior to that date, the accrued but unpaid interest on each Compound Interest Bond is added to principal and compounded, and additional Units of the Fund are issued and added to the investor's account on the quarterly or semi-annual Unit Accretion Distribution Days stated in Part A of the Prospectus. Investors may elect automatic unit accretion distributions which will return to them cash substantially equivalent to the accrued but unpaid interest on the Compound Interest Bonds. Notice of your election to have unit accretion distributions liquidated must be received by the Trustee at least ten days prior to the first Record Day for Unit Accretion Distribution as to which your election will apply. Compound Interest Bonds are treated for federal income tax purposes as having original issue discount, and investors must report as taxable income each year a portion of the original issue discount prior to receiving the cash attributable to that income (see Taxes in Part A of the Prospectus). In addition, the value of the Compound Interest Bonds and of the Units may be subject to greater fluctuations in response to changing interest rates than bonds that make current interest payments.

    The Compound Interest Bonds are backed by collateral primarily composed of mortgage-backed securities guaranteed as to payment of interest and principal by U.S. government agencies, including the Government National Mortgage Association
(GNMA), the Federal Home Loan Mortgage Corporation (FHLMC) and the Federal National Mortgage Association (FNMA). The issuers of the Compound Interest Bonds are generally limited purpose corporations organized solely to issue the Bonds.

PREFERRED STOCK PUT SERIES

    Preferred stocks present less risk than common stocks since dividends must be paid before holders of common stock of that issuer may receive a dividend. Preferred stocks do not, however, represent a liability of the issuer and therefore do not offer as great a degree of protection of capital or assurance of continued income as corporate bonds.

    The preferred stocks in the Fund were acquired from a savings bank, savings and loan association or insurance company (the Seller) that had held the preferred stocks in its portfolio prior to sale to the Sponsors (see Banks and Other Financial Institutions above). In order to provide liquidity, the Seller has committed to repurchase any of the preferred stocks on any annual or semi-annual Purchase Date (as stated in Part A of the Prospectus) (a Liquidity Purchase). The Seller will also repurchase any preferred stocks if the issuer fails to make any sinking fund or other redemption payments or fails to declare and pay a dividend at the prescribed dividend rate (a Default Purchase) or if the Seller becomes or is deemed to be bankrupt or insolvent (an Insolvency Purchase). Investors should realize that they may have all or part of the principal amount of their investment in Units returned prior to termination of the Fund if any of these situations occurs. For certain Funds, the Seller will also purchase all the preferred stocks remaining in the Fund on a Final Disposition Date, as stated in Part A of the Prospectus (a Disposition Purchase). For certain Funds, these purchase commitments may be backed by collateral which may include mortgage-backed securities, municipal and corporate bonds, U.S. government securities and cash.

LITIGATION AND LEGISLATION

    The Sponsors do not know of any pending litigation as of the date of this Prospectus which might reasonably be expected to have a material adverse effect upon the Fund. At any time litigation may be initiated on a variety of grounds, or legislation may be enacted, affecting the Bonds in the Fund. In addition, there can be no assurance that foreign withholding taxes will not be imposed on interest on Bonds issued by non-U.S. issuers in the future.

PAYMENT OF SECURITIES AND LIFE OF THE FUND

    The size and composition of the Portfolio will change over time. Certain of the Bonds may be subject to redemption prior to their stated maturity dates pursuant to optional refunding or sinking fund redemption provisions or otherwise. In general, optional refunding redemption provisions are more likely to be exercised when the value of a Bond is at a premium over par than when it is at a discount from par. Some Bonds may be subject to sinking fund and extraordinary redemption provisions which may commence early in the life of the Fund. Additionally, the size and composition of the Fund will be affected by the level of redemptions of Units that may occur from time to time. Principally, this will depend upon the number of investors seeking to sell or redeem their Units and whether or not the Sponsors are able to sell the Units acquired by them in the secondary market. As a result, Units offered in the secondary market may not represent the same face amount of Bonds as on the initial date of deposit. Factors that the Sponsors will consider in determining whether or not to sell Units acquired in the secondary market include the diversity of the Portfolio, the size of the Fund relative to its original size, the ratio of Fund expenses to income, the Fund's current and long-term returns, the degree to which Units may be selling at a premium over par and the cost of maintaining a current prospectus for the Fund. These factors may also lead the Sponsors to seek to terminate the Fund earlier than its mandatory termination date.

    Cash or Accretion Bond Series and Select Series. As periodic payments of interest and principal and any prepayments of principal are made on the Ginnie Maes, Freddie Macs and Fannie Maes (the Collateral) backing the Compound Interest Bonds, all or a portion of the amounts received will be used first to make principal and interest payments on other bonds issued by the issuers of the Compound Interest Bonds, until those bonds are fully paid, and then to make principal and interest payments on the Compound Interest Bonds. Therefore, the prepayment rates on the mortgages underlying the Collateral will affect the principal amount of the Compound Interest Bonds in the Fund and the ultimate life of the Fund.

    All of the mortgages in the pools relating to the Collateral are subject to prepayment without any significant premium or penalty at the option of the mortgagors (i.e., the homeowners). While the mortgages underlying the Collateral may be amortized over a period from 30 to 15 years, it has been the experience of the mortgage industry that the average life of comparable mortgages, owing to prepayments, is much less, perhaps as little as nine and six years, respectively. Generally speaking, a number of factors, including mortgage market interest rates and homeowners' mobility, will affect the average life of the Collateral. Changes in prepayment patterns which are influenced by changes in housing cycles and mortgage refinancing could influence yield assumptions used in pricing the securities.

    While the value of these mortgage backed securities generally fluctuates inversely with changes in interest rates, it should be noted that their potential for appreciation, which could otherwise be expected to result from a decline in interest rates, may tend to be limited by any increased prepayments by mortgagors as interest rates decline. Accordingly, the termination of the Fund might be accelerated as a result of prepayments made as described above.

    Early termination of a Fund or early payments of principal may have important consequences to the investor; e.g., to the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment; or the overall return on investment may be less or greater than anticipated, depending in part on whether the purchase price paid for Units represented the payment of an overall premium or a discount, respectively, above or below the stated principal amounts of the underlying mortgages.

FUND TERMINATION

    The Fund will be terminated no later than the mandatory termination date specified in Part A of the Prospectus. It will terminate earlier upon the disposition of the last Bond or upon the consent of investors holding 51% of the Units. The Fund may also be terminated earlier by the Sponsors once the total assets of the Fund have fallen below the minimum value specified in Part A of the Prospectus. A decision by the Sponsors to terminate the Fund early will be based on factors similar to those considered by the Sponsors in determining whether to continue the sale of Units in the secondary market.

    Notice of impending termination will be provided to investors and thereafter Units will no longer be redeemable. On or shortly before termination, the Fund will seek to dispose of any Bonds remaining in the Portfolio although any Bond unable to be sold at a reasonable price may continue to be held by the Trustee in a liquidating trust pending its final disposition. A proportional share of the expenses associated with termination, including brokerage costs in disposing of Bonds, will be borne by investors remaining at that time. This may have the effect of reducing the amount of proceeds those investors are to receive in any final distribution.

LIQUIDITY

    Up to 40% of the value of the Portfolio may consist of Bonds acquired in private placements or otherwise that may constitute restricted securities that cannot be sold publicly by the Trustee without registration under the Securities Act of 1933, as amended. The Sponsors nevertheless believe that, should a sale of these Bonds be necessary in order to meet redemption of Units, the Trustee should be able to consummate a sale with institutional investors.

    The principal trading market for the Bonds will generally be in the over-the-counter market and the existence of a liquid trading market for the Bonds may depend on whether dealers will make a market in them. There can be no assurance that a liquid trading market will exist for any of the Bonds, especially since the Fund may be restricted under the Investment Company Act of 1940 from selling Bonds to any Sponsor. The value of the Portfolio will be adversely affected if trading markets for the Bonds are limited or absent.

HOW TO BUY UNITS

PUBLIC OFFERING PRICE

    Units are available from any of the Sponsors, Underwriters and other broker-dealers at the Public Offering Price plus accrued interest on the Units. The Public Offering Price varies each Business Day with changes in the value of the Portfolio and other assets and liabilities of the Fund.

    Net accrued interest and principal cash, if any, is added to the Public Offering Price, the Sponsors' Repurchase Price and the Redemption Price per Unit. This represents the interest accrued on the Bonds, net of Fund expenses, from the initial date of purchase of Units to, but not including, the settlement date for Units (less any prior distributions of interest income to investors). Because of varying interest payment dates on the Bonds, accrued interest at any time will exceed the interest actually received by the Fund.

FOR FUNDS WITHOUT A DEFERRED SALES CHARGE:

    In the secondary market (after the initial offering period), the Public Offering Price is generally based on the bid side evaluation of the Bonds and includes a sales charge based on the number of Units of the Fund purchased in the secondary market on the same day by a single purchaser (see Secondary Market sales charge schedule in Appendix B). Purchases in the secondary market of one or more Series sponsored by the Sponsors that have the same rates of sales charge may be aggregated. To qualify for a reduced sales charge, the dealer must confirm that the sale is to a single purchaser or is purchased for its own account and not for distribution. For these purposes, Units held in the name of the purchaser's spouse or child under 21 years of age are deemed to be purchased by a single purchaser. A trustee or other fiduciary purchasing securities for a single trust estate or single fiduciary account is also considered a single purchaser. This procedure may be amended or terminated at any time without notice. Employees of certain Sponsors and Sponsor affiliates may purchase Units at prices including a sales charge of not less than $5 per Unit (or 1,000 Units, as the case may be).

    For Preferred Stock Put Series there is no sales charge and the Public Offering Price is based on the offer side evaluation of the preferred stocks.

FOR FUNDS WITH A DEFERRED SALES CHARGE:

    In the secondary market (after the initial offering period), the Public Offering Price (and the Sponsors' Repurchase Price and the Redemption Price) is based on the lower, bid side evaluation of the Bonds. The Fund does not have an up-front sales charge in the initial offering period until after the deduction of the first quarterly Deferred Sales Charge installment which will commence on the date indicated in Part A of this Prospectus. Units redeemed or repurchased prior to the accrual of the final Deferred Sales Charge installment will have the amount of any remaining installments deducted from the redemption or repurchase proceeds, although this deduction will be waived in the event of the death or disability (as defined in the Internal Revenue Code of 1986) of an investor. Units purchased after the deduction of the first Deferred Sales Charge installment will be charged the up-front per Unit sales charge indicated in Part A of this Prospectus based on the Public Offering Price (less the value of the short-term securities reserved to pay the deferred sales charge not yet accrued), multiplied by the number of Deferred Sales Charge installments already deducted. Units purchased after the deduction of the final Deferred Sales Charge installment will be subject only to an up-front sales charge as set forth in Appendix B.

EVALUATIONS

    Evaluations are determined by the independent Evaluator on each Business Day. This excludes Saturdays, Sundays and the following holidays as observed by the New York Stock Exchange: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For Cash or Accretion Bond Series and Select Series, the following Federal holidays are also not Business Days: Columbus Day, Veteran's Day and Martin Luther King's birthday. Bond evaluations are based on closing sales prices (unless the Evaluator deems these prices inappropriate). If closing sales prices are not available, the evaluation is generally determined on the basis of current bid or offer prices for the Bonds or comparable securities or by appraisal or by any combination of these methods. In the past, the bid prices of publicly offered issues have been lower than the offer prices by as much as 1 1/2 or more of face amount in the case of inactively traded issues and as little as 1/4 of 1% in the case of actively traded issues, but the difference between the offer and bid prices has averaged between 1/2 of 1% and 1% of face amount. Neither the Sponsors, the Trustee or the Evaluator will be liable for errors in the Evaluator's judgment. The fees of the Evaluator will be borne by the Fund.

CERTIFICATES

    Certificates for Units are issued upon request and may be transferred by paying any taxes or governmental charges and by complying with the requirements for redeeming Certificates (see How To Redeem or Sell Units-- Redeeming Units with the Trustee). Certain Sponsors collect additional charges for registering and shipping Certificates to purchasers. Lost or mutilated Certificates can be replaced upon delivery of satisfactory indemnity and payment of costs.

HOW TO REDEEM OR SELL UNITS

    You can redeem your Units at any time for net asset value. In addition, the Sponsors have maintained an uninterrupted secondary market for Units for over 20 years and will ordinarily buy back Units at net asset value. The following describes these two methods to redeem or sell Units in greater detail.

REDEEMING UNITS WITH THE TRUSTEE

    You can always redeem your Units directly with the Trustee for net asset value. This can be done by sending the Trustee a redemption request together with any Unit certificates you hold, which must be properly endorsed or accompanied by a written transfer instrument with signatures guaranteed by an eligible institution. In certain instances, additional documents may be required such as a trust instrument, certificate of corporate authority, certificate of death or appointment as executor, administrator or guardian.

    Within seven days after the Trustee's receipt of your request containing the necessary documents, a check will be mailed to you in an amount equal to the net asset value of your Units. Because of the sales charge, market movements or changes in the Portfolio, net asset value at the time you redeem your Units may be greater or less than the original cost of your Units. Net asset value is calculated each Business Day by adding the value of the Bonds, net accrued interest, cash and the value of any other Fund assets; deducting unpaid taxes or other governmental charges, accrued but unpaid Fund expenses and any remaining deferred sales charges, unreimbursed Trustee advances, cash held to redeem Units or for distribution to investors and the value of any other Fund liabilities; and dividing the result by the number of outstanding Units. Bonds are evaluated on the offer side during the initial offering period and on the bid side thereafter.

    As long as the Sponsors are maintaining a secondary market for Units (as described below), the Trustee will not actually redeem your Units but will sell them to the Sponsors for net asset value. If the Sponsors are not maintaining a secondary market, the Trustee will redeem your Units for net asset value or will sell your Units in the over-the-counter market if the Trustee believes it will obtain a higher net price for your Units. If the Trustee is able to sell the Units for a net price higher than net asset value, you will receive the net proceeds of the sale.

    If cash is not available in the Fund's Income and Capital Accounts to pay redemptions, the Trustee may sell Bonds selected by the Agent for the Sponsors based on market and credit factors determined to be in the best interest of the Fund. These sales are often made at times when the Bonds would not otherwise be sold and may result in lower prices than might be realized otherwise and may also reduce the size and diversity of the Fund. If Bonds are being sold during a time when additional Units are being created by the purchase of additional Bonds (as described under Portfolio Selection), Bonds will be sold in a manner designed to maintain, to the extent practicable, the proportionate relationship among the face amounts of each Bond in the Portfolio.

    Redemptions may be suspended or payment postponed (i) if the New York Stock Exchange is closed (other than customary weekend and holiday closings), (ii) if the SEC determines that trading on the New York Stock Exchange is restricted or that an emergency exists making disposal or evaluation of the Bonds not reasonably practicable or (iii) for any other period permitted by SEC order.

SPONSORS' SECONDARY MARKET FOR UNITS

    The Sponsors, while not obligated to do so, will buy back Units at net asset value without any other fee or charge as long as they are maintaining a secondary market for Units. Because of the sales charge, market movements or changes in the portfolio, net asset value at the time you sell your Units may be greater or less than the original cost of your Units. The Sponsors may resell the Units to other buyers or redeem the Units by tendering them to the Trustee. You should consult your financial professional for current market prices to determine if other broker-dealers or banks are offering higher prices for Units.

    The Sponsors may discontinue the secondary market for Units without prior notice if the supply of Units exceeds demand or for other business reasons. Regardless of whether the Sponsors maintain a secondary market, you have the right to redeem your Units for net asset value with the Trustee at any time, as described above.

INCOME, DISTRIBUTIONS AND REINVESTMENT

INCOME

    Interest or dividends received are credited to an Income Account and other receipts to a Capital Account. A Reserve Account may be created by withdrawing from the Income and Capital Accounts amounts considered appropriate by the Trustee to reserve for any material amount that may be payable out of the Fund.

RETURN CALCULATIONS

    Estimated Current Return shows the estimated annual cash to be received from interest-bearing Bonds in the Portfolio (net of estimated annual expenses) divided by the Public Offering Price (including the maximum sales charge). Estimated Long Term Return is a measure of the estimated return over the estimated life of the Fund. This represents an average of the yields to maturity (or in certain cases, to an earlier call date) of the individual bonds in the Portfolio, adjusted to reflect the maximum sales charge and estimated expenses. The average yield for the Portfolio is derived by weighing each Bond's yield by its market value and the time remaining to the call or maturity date, depending on how the Bond is priced. Unlike Estimated Current Return, Estimated Long Term Return takes into account maturities, discounts and premiums of the underlying Bonds.

    No return estimate can be predictive of your actual return because returns will vary with purchase price (including sales charges), how long Units are held, changes in Portfolio composition, changes in interest income and changes in fees and expenses. Therefore, Estimated Current Return and Estimated Long Term Return are designed to be comparative rather than predictive. A yield calculation which is more comparable to an individual bond may be higher or lower than Estimated Current Return or Estimated Long Term Return which are more comparable to return calculations used by other investment products.

    ESTIMATED RATE TO PROJECTED TO MATURITY (CASH OR ACCRETION BONDS SERIES AND SELECT SERIES). Estimated Rate to Projected Maturity of the Compound Interest Bonds is calculated assuming that the mortgages underlying the Ginnie Mae, Fannie Mae or Freddie Mac collateral for the Compound Interest Bonds are prepaid at a certain percentage of a standard prepayment model, that payment on any Compound Interest Bond is not accelerated due to the default of an issuer, that the principal amount of the interest-bearing Bonds included in the Portfolio is distributed when it matures, that interest received on the interest-bearing Bonds will precisely cover the expenses of the Fund, that investors do not redeem or sell any Units (including new Units credited in respect of the aggregate increase in Accreted Principal Amount of the Compound Interest Bonds) prior to projected maturity of the Fund. If the mortgages underlying the Ginnie Mae, Fannie Mae or Freddie Mac collateral prepay more slowly than the specified assumed rates of the prepayment model, the actual return will be less.

    PREFERRED STOCK PUT SERIES. Estimated Current Return shows the anticipated net annual income rate times the face amount or par or stated value of the preferred stock, divided by the Public Offering Price. The estimated net annual income rate per Unit shows the percentage return based on the face amount or par or stated value per Unit after deducting estimated annual fees and expenses. Estimated After-Tax Return assumes that investors are taxed at the highest current corporate tax rate and that all dividends distributed to investors will be eligible for the dividends-received deduction for corporations, and is determined without regard to any capital gains that may be distributed to investors.

DISTRIBUTIONS

    Each Unit receives an equal share of any distributions of income net of estimated expenses. Interest on the Bonds is generally received by the Fund on a semi-annual or annual basis; dividends on the preferred stocks are usually paid quarterly. Because interest and dividends are not received at a constant rate throughout the year, any Income Distribution may be more or less than the income actually received. To eliminate fluctuations in the Income Distribution, the Trustee will advance amounts necessary to provide approximately equal distributions; it will be reimbursed, without interest, from income received on the Bonds or preferred stocks, as the case may be, but the Trustee is compensated, in part, by holding the Fund's cash balances in non-interest bearing accounts. Along with the Income Distributions, the Trustee will distribute the investor's pro rata share of any principal received from any disposition of a Bond to the extent available for distribution.

    The estimated annual income per Unit, after deducting estimated annual Fund expenses as stated in Part A of the Prospectus, will change as Bonds mature, are called or sold or otherwise disposed of, as replacement bonds are deposited and as Fund expenses change. Because the Portfolio is not actively managed, income distributions will generally not be affected by changes in interest rates. Depending on the financial conditions of the issuers of the Bonds, the amount of income should be substantially maintained as long as the Portfolio remains unchanged; however, optional bond redemptions or other Portfolio changes may occur more frequently when interest rates decline, which would result in early returns of principal and possibly earlier termination of the Fund.

REINVESTMENT

Distributions will be paid in cash unless the investor elects to have distributions reinvested without sales charge in The Corporate Fund Accumulation Program, Inc., which is available to investors in certain Series. The Program is an open-end management investment company whose investment objective is to obtain a high level of current income by investing in a diversified portfolio consisting primarily of long-term corporate bonds rated A or better or with comparable credit characteristics. It should be noted, however, that interest distributions to foreign investors from this Program will be subject to U.S. Federal income taxes, including withholding taxes. Investors participating in the Program will be taxed on their reinvested distributions in the manner described in Taxes even though distributions are automatically reinvested. For more complete information about the Program, including charges and expenses, request the Program's prospectus from the Trustee. Read it carefully before you decide to participate. Written notice of election to participate must be received by the Trustee at least ten days before the Record Day for the first distribution to which the election is to apply. REINVESTMENT IS NOT AVAILABLE TO INVESTORS IN CASH OR ACCRETION BOND SERIES, PREFERRED STOCK PUT SERIES OR SELECT SERIES.

FUND EXPENSES

    Estimated annual Fund expenses are listed in Part A of the Prospectus; if actual expenses exceed the estimate, the excess will be borne by the Fund. The Trustee's fee shown in Part A of this Prospectus assumes that the Fund will reach a size estimated by the Sponsors and is based on a sliding fee scale that reduces the Trustee's fee as the size of the Fund increases. The Trustee's annual fee is payable in monthly installments. The Trustee also benefits when it holds cash for the Fund in non-interest bearing accounts. Possible additional charges include Trustee fees and expenses for maintaining the Fund's registration statement current with Federal and State authorities, extraordinary services, costs of indemnifying the Trustee and the Sponsors, costs of action taken to protect the Fund and other legal fees and expenses, Fund termination expenses and any governmental charges. The Trustee has a lien on Fund assets to secure reimbursement of these amounts and may sell Bonds for this purpose if cash is not available. The Sponsors receive an annual fee currently estimated at $0.35 per $1,000 face amount to reimburse them for the cost of providing Portfolio supervisory services to the Fund. While the fee may exceed their costs of providing these services to the Fund, the total supervision fees from all Series of Corporate Income Fund will not exceed their costs for these services to all of those Series during any calendar year. The Sponsors may also be reimbursed for their costs of providing bookkeeping and administrative services to Defined Asset Funds. The Trustee's, Sponsors' and Evaluator's fees may be adjusted for inflation without investors' approval.

    All or a portion of expenses incurred in establishing certain Funds, as shown in Part A of the Prospectus, including the cost of the initial preparation of documents relating to the Fund, Federal and State registration fees, the initial fees and expenses of the Trustee, legal expenses and any other out-of-pocket expenses will be paid by the Fund and amortized over five years. Advertising and selling expenses will be paid from the Underwriting Account at no charge to the Fund. Sales charges on Defined Asset Funds range from under 1.0% to 5.5%. This may be less than you might pay to buy and hold a comparable managed fund. Defined Asset Funds can be a cost-effective way to purchase and hold investments. Annual operating expenses are generally lower than for managed funds. Because Defined Asset Funds have no management fees, limited transaction costs and no ongoing marketing expenses, operating expenses are generally less than 0.25% a year. When compounded annually, small differences in expense ratios can make a big difference in your investment results.

TAXES--For all Funds except Preferred Stock Put Series and Monthly Payment Series that are structured as regulated investment companies, as specified in Part A of the Prospectus.

    The following summary describes some of the important income tax consequences of holding Units, assuming that the investor is not a dealer, financial institution or insurance company or other investor with special circumstances. Investors should consult their tax advisers about an investment in the Fund.

    The Sponsors believe that individual investors will not be subject to any state or local personal income taxes on the interest received by the Fund and distributed to them. However, investors (including individuals) may be subject to state and local taxes on any capital gains (or 'market discount' treated as ordinary income) and to other state and local taxes (including corporate income or franchise taxes, personal property or intangibles taxes, and estate or inheritance taxes) on their Units or the income derived therefrom. In addition, individual investors (and any other investors which are not subject to state and local taxes on the interest income derived from the Fund) will probably not be entitled to a deduction for state and local tax purposes for their share of the fees and expenses paid by the Fund, for any amortized bond premium or for any interest on money borrowed to purchase their Units. Investors should consult their tax advisers regarding the state and local taxes that may result from an investment in the Fund.

    After the end of each calendar year, the Trustee will furnish to each investor an annual statement containing information relating to the interest received and 'original issue discount' accrued by the Fund on the Securities, the gross proceeds received by the Fund from the disposition of any Security, and the fees and expenses paid by the Fund. The Trustee will also furnish annual information returns to each investor and to the Internal Revenue Service.

    In the opinion of Davis Polk & Wardwell, special counsel for the Sponsors, under existing law:

GENERAL TREATMENT OF THE FUND

    The fund will not be taxed as a corporation for federal income tax purposes or for New York State or City purposes, and each investor will be considered to own directly a share of each Security in the Fund. Each investor will be considered to have received the interest (and accrued the original issue discount, if any) on his pro rata portion of each Security when interest is received (or original issue discount is accrued) by the Fund regardless of whether the interest is automatically reinvested in the Fund or used to pay Fund expenses.

INCOME OR LOSS UPON DISPOSITION

    Upon a disposition of all or part of an investor's pro rata portion of a Security (by sale, exchange or redemption of the Security or his Units), an investor will generally recognize capital gain or loss. However, gain from the disposition will generally be ordinary income to the extent of any accrued market discount. An investor will generally have market discount to the extent that his basis in a Security when he purchases a Unit is less than its stated redemption price at maturity (or, in the case of a Security issued with original issue discount, the issue price increased by original issue discount that has accrued to previous holders). Investors should consult their tax advisers in this regard.

    The excess of a non-corporate investor's net long-term capital gains over his net short-term capital losses may be subject to tax at a lower rate than ordinary income. A capital gain or loss is long-term if the investment is held for more than one year and short-term if held for one year or less. Because the deduction of capital losses is subject to limitations, an investor may not be able to deduct all of his capital losses.

INVESTOR'S BASIS IN THE SECURITIES

An investor's aggregate basis in the Securities will be equal to the cost of his Units, including any sales charges and the organizational expenses borne by the investor but excluding any amount paid for accrued interest, and adjusted to reflect any accruals of 'original issue discount', 'acquisition premium' and 'bond premium'. Investors should consult their tax advisers in this regard.

ORIGINAL ISSUE DISCOUNT, ACQUISITION PREMIUM AND BOND PREMIUM

    Original issue discount accrues in accordance with a constant yield method based on a compounding of interest and is generally equal to the excess of a Security's maturity price over its original issue price. Original issue discount inclusions are reduced by accruals of acquisition premium. An investor will have acquisition premium to the extent his basis in a Security when he purchases a Unit is less than the maturity price but more than the issue price increased by any original issue discount that has accrued to previous holders.

    Generally, bond premium accruals on a bond will be based upon the excess of an investor's basis in the Security at the time of purchasing a Unit over its maturity price. If an investor has elected to amortize bond premium, which is an election that applies to all debt obligations of an investor and that can be revoked only with consent of the Internal Revenue Service, the amount amortized offsets the investor's interest from the Security and reduces the investor's basis. Investors should consult their tax advisers in this regard.

EXPENSES

    An individual investor who itemizes deductions may deduct his pro rata share of current ongoing Fund expenses only to the extent that such amount, together with the investor's other miscellaneous deductions, exceeds 2% of his adjusted gross income.

FOREIGN INVESTORS

    An investor that is a non-resident alien individual or a foreign corporation not engaged in a U.S. trade or business would generally not be subject to U.S. federal income taxes, including withholding taxes, with respect to an investment in the Fund if certain requirements are met, including the certification of foreign status and other matters. However, such an investor will generally be subject to 30% U.S. withholding tax on Securities issued before July 18, 1984, subject to any applicable tax treaty. Because the Portfolio is comprised in part of Securities issued prior to 1984, the Fund intends to withhold from foreign investors 30% (or a lower applicable treaty rate) of the aggregate amount of interest received by the Fund. For this reason, the Fund is not likely to be suitable for foreign investors. Under certain circumstances, withholding agents will file with the Internal Revenue Service foreign person information returns. Investors should consult their tax adivsers with respect to United States federal income tax consequences of ownership of Units, including any possible entitlement to refunds, credits or reduced tax rates under any applicable tax treaty.

RETIREMENT PLANS--CASH AND ACCRETION BOND SERIES AND SELECT SERIES

    These Series may be well suited for purchase by Individual Retirement Accounts ('IRAs'), Keogh plans, pension funds and other qualified retirement plans, certain of which are briefly described below. Generally, capital gains and income received in each of the foregoing plans are exempt from Federal taxation. All distributions from such plans are generally treated as ordinary income but may, in some cases, be eligible for special 5 or 10 year averaging or tax-deferred rollover treatment. Investors in IRAs, Keogh plans and other tax-deferred retirement plans should consult their plan custodian as to the appropriate disposition of distributions. Investors considering participation in any of these plans should review specific tax laws related thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any of these plans. These plans are offered by brokerage firms, including the Sponsor of this Fund, and other financial institutions. Fees and charges with respect to such plans may vary.

    Retirement Plans for the Self-Employed--Keogh Plans. Units of the Fund may be purchased by retirement plans established for self-employed individuals, partnerships or unincorporated companies ('Keogh plans'). The assets of a Keogh plan must be held in a qualified trust or other arrangement which meets the requirements of the Code. Keogh plan participants may also establish separate IRAs (see below) to which they may contribute up to an additional $2,000 per year ($4,000 in a spousal account).

    Individual Retirement Account--IRA. Any individual can make use of a qualified IRA arrangement for the purchase of Units of the Fund. Any individual (including one covered by an employer retirement plan) can make a contribution in an IRA equal to the lesser of $2,000 ($4,000 in a spousal account) or 100% of earned income; such investment must be made in cash. However, the deductible amount an individual covered by an employer retirement plan may contribute will be reduced if the individual's adjusted gross income exceeds $25,000 (in the case of a single individual), $40,000 (in the case of married individuals filing a joint return) or $200 (in the case of a married individual filling a separate return). Certain transactions which are prohibited under Section 408 of the Code will cause all or a portion of the amount in an IRA to be deemed to be distributed and subject to tax at that time. Unless nondeductible contributions were made in 1987 or a later year, all distributions from an IRA will be treated as ordinary income but generally are eligible for tax-deferred rollover treatment. Taxable distributions made before attainment of age 59 1/2, except in the case of the participant's death or disability or where the amount distributed is part of a series of substantially equal periodic (at least annual) payments that are to be made over the life expectancies of the participant and his or her beneficiary, are generally subject to a surtax in an amount equal to 10% of the distribution.

    Corporate Pension and Profit-Sharing Plans. A pension or profit-sharing plan for employees of a corporation may purchase Units of the Fund.

RECORDS AND REPORTS

    The Trustee keeps a register of the names, addresses and holdings of all investors. The Trustee also keeps records of the transactions of the Fund, including a current list of the Bonds and a copy of the Indenture, and supplemental information on the operations of the Fund and the risks associated with the Bonds held by the Fund, which may be inspected by investors at reasonable times during business hours.

    With each distribution, the Trustee includes a statement of the interest and any other receipts being distributed. Within five days after deposit of Bonds in exchange or substitution for Bonds (or contracts) previously deposited, the Trustee will send a notice to each investor, identifying both the Bonds removed and the replacement bonds deposited. The Trustee sends each investor of record an annual report summarizing transactions in the Fund's accounts and amounts distributed during the year and Bonds held, the number of Units outstanding and the Redemption Price at year end, the interest received by the Fund on the Bonds, the gross proceeds received by the Fund from the disposition of any Bond (resulting from redemption or payment at maturity or sale of any Bond), and the fees and expenses paid by the Fund, among other matters. The Trustee will also furnish annual information returns to each investor. Investors may obtain copies of Bond evaluations from the Trustee to enable them to comply with federal and state tax reporting requirements. Fund accounts are audited annually by independent accountants selected by the Sponsors. Audited financial statements are available from the Trustee on request.

TRUST INDENTURE

    The Fund is a 'unit investment trust' created under New York law by a Trust Indenture among the Sponsors, the Trustee and the Evaluator. This Prospectus summarizes various provisions of the Indenture, but each statement is qualified in its entirety by reference to the Indenture.

    The Indenture may be amended by the Sponsors and the Trustee without consent by investors to cure ambiguities or to correct or supplement any defective or inconsistent provision, to make any amendment required by the SEC or other governmental agency or to make any other change not materially adverse to the interest of investors (as determined in good faith by the Sponsors). The Indenture may also generally be amended upon consent of investors holding 51% of the Units. No amendment may reduce the interest of any investor in the Fund without the investor's consent or reduce the percentage of Units required to consent to any amendment without unanimous consent of investors. Investors will be notified on the substance of any amendment.

    The Trustee may resign upon notice to the Sponsors. It may be removed by investors holding 51% of the Units at any time or by the Sponsors without the consent of investors if it becomes incapable of acting or bankrupt, its affairs are taken over by public authorities, or if under certain conditions the Sponsors determine in good faith that its replacement is in the best interest of the investors. The Evaluator may resign or be removed by the Sponsors and the Trustee without the investors' consent. The resignation or removal of either becomes effective upon acceptance of appointment by a successor; in this case, the Sponsors will use their best efforts to appoint a successor promptly; however, if upon resignation no successor has accepted appointment within 30 days after notification, the resigning Trustee or Evaluator may apply to a court of competent jurisdiction to appoint a successor.

    Any Sponsor may resign so long as one Sponsor with a net worth of $2,000,000 remains and is agreeable to the resignation. A new Sponsor may be appointed by the remaining Sponsors and the Trustee to assume the duties of the resigning Sponsor. If there is only one Sponsor and it fails to perform its duties or becomes incapable of acting or bankrupt or its affairs are taken over by public authorities, the Trustee may appoint a successor Sponsor at reasonable rates of compensation, terminate the Indenture and liquidate the Fund or continue to act as Trustee without a Sponsor. Merrill Lynch, Pierce, Fenner & Smith Incorporated has been appointed as Agent for the Sponsors by the other Sponsors.

    The Sponsors, the Trustee and the Evaluator are not liable to investors or any other party for any act or omission in the conduct of their responsibilities absent bad faith, willful misfeasance, negligence (gross negligence in the case of a Sponsor or the Evaluator) or reckless disregard of duty. The Indenture contains customary provisions limiting the liability of the Trustee.

MISCELLANEOUS

LEGAL OPINION

    The legality of the Units has been passed upon by Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, as special counsel for the Sponsors.

AUDITORS

    The Statement of Condition was audited by Deloitte & Touche LLP, independent accountants, as stated in their opinion. It is included in reliance upon that opinion given on the authority of that firm as experts in accounting and auditing.

TRUSTEE

The Trustee and its address are stated on the back cover of Part A of the Prospectus. The Trustee is subject to supervision by the Federal Deposit Insurance Corporation, the Board of Governors of the Federal Reserve System and New York State banking authorities.

SPONSORS

    The Sponsors are listed on the back cover of Part A of the Prospectus. They may include Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly-owned subsidiary of Merrill Lynch Co. Inc.; Smith Barney Inc., an indirect wholly-owned subsidiary of The Travelers Inc.; Prudential Securities Incorporated, an indirect wholly-owned subsidiary of the Prudential Insurance Company of America; Dean Witter Reynolds, Inc., a principal operating subsidiary of Morgan Stanley, Dean Witter, Discover & Co. and PaineWebber Incorporated, a wholly-owned subsidiary of PaineWebber Group Inc. Each Sponsor, or one of its predecessor corporations, has acted as Sponsor of a number of series of unit investment trusts. Each Sponsor has acted as principal underwriter and managing underwriter of other investment companies. The Sponsors, in addition to participating as members of various selling groups or as agents of other investment companies, execute orders on behalf of investment companies for the purchase and sale of securities of these companies and sell securities to these companies in their capacities as brokers or dealers in securities.

CODE OF ETHICS

    The Agent for the Sponsors has adopted a code of ethics requiring preclearance and reporting of personal securities transactions by its personnel who have access to information on Defined Asset Funds portfolio transactions. The code is intended to prevent any act, practice or course of conduct which would operate as a fraud or deceit on any Fund and to provide guidance to these persons regarding standards of conduct consistent with the Agent's responsibilities to the Funds.

PUBLIC DISTRIBUTION

    The Sponsors intend to qualify Units for sale in all states in which qualification is deemed necessary through the Underwriting Account and by dealers who are members of the National Association of Securities Dealers, Inc. The Sponsors do not intend to qualify Units for sale in any foreign countries and this Prospectus does not constitute an offer to sell Units in any country where Units cannot lawfully be sold. Sales to dealers and to introducing dealers, if any, will initially be made at prices which represent a concession from the Public Offering Price, but the Agent for the Sponsors reserves the right to change the rate of any concession from time to time. Any dealer or introducing dealer may reallow a concession up to the concession to dealers.

UNDERWRITERS' AND SPONSORS' PROFITS

    Upon sale of the Units, the Underwriters will be entitled to receive sales charges. The Sponsors also realize a profit or loss on deposit of the Bonds equal to the difference between the cost of the Bonds to the Fund (based on the offer side evaluation on the initial date of deposit) and the Sponsors' cost of the Bonds. In addition, a Sponsor or Underwriter may realize profits or sustain losses on Bonds it deposits in the Fund which were acquired from underwriting syndicates of which it was a member. During the initial offering period, the Underwriting Account also may realize profits or sustain losses as a result of fluctuations after the initial date of deposit in the Public Offering Price of the Units. In maintaining a secondary market for Units, the Sponsors will also realize profits or sustain losses in the amount of any difference between the prices at which they buy Units and the prices at which they resell these Units (which include the sales charge) or the prices at which they redeem the Units. Cash, if any, made available by buyers of Units to the Sponsors prior to a settlement date for the purchase of Units may be used in the Sponsors' businesses to the extent permitted by Rule 15c3-3 under the Securities Exchange Act of 1934 and may be of benefit to the Sponsors. On Preferred Stock Put Series, the Sponsors received an initial placement fee from the Seller and receive an annual placement fee equal to a percentage of the price at which the Seller has committed to purchase the preferred stocks (the Put Price).

FUND PERFORMANCE

    Information on the performance of the Fund for various periods, on the basis of changes in Unit price plus the amount of income and principal distributions reinvested, may be included from time to time in advertisements, sales literature, reports and other information furnished to current or prospective investors. Total return figures are not averaged, and may not reflect deduction of the sales charge, which would decrease the return. Average annualized return figures reflect deduction of the maximum sales charge. No provision is made for any income taxes payable.

    Past performance may not be indicative of future results. The Fund is not actively managed. Unit price and return fluctuate with the value of the Bonds in the Portfolio, so there may be a gain or loss when Units are sold.

    Fund performance may be compared to performance data from publications such as Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, The New York Times, U.S. News and World Report, Barron's Business Week, CDA Investment Technology, Inc., Forbes Magazine or Fortune Magazine. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period.

DEFINED ASSET FUNDS

    For decades informed investors have purchased unit investment trusts for dependability and professional selection of investments. Defined Asset Funds' philosophy is to allow investors to 'buy with knowledge' (because, unlike managed funds, the portfolio of municipal bonds and the return are relatively fixed) and 'hold with confidence' (because the portfolio is professionally selected and regularly reviewed). Defined Asset Funds offers an array of simple and convenient investment choices, suited to fit a wide variety of personal financial goals--a buy and hold strategy for capital accumulation, such as for children's education or retirement, or attractive, regular current income consistent with the preservation of principal. Unit investment trusts are particularly suited for the many investors who prefer to seek long-term income by purchasing sound investments and holding them, rather than through active trading. Few individuals have the knowledge, resources or capital to buy and hold a diversified portfolio on their own; it would generally take a considerable sum of money to obtain the breadth and diversity that Defined Asset Funds offer. Your investment objectives may call for a combination of Defined Asset Funds.

    One of the most important investment decisions you face may be how to allocate your investments among asset classes. Diversification among different kinds of investments can balance the risks and rewards of each one. Most investment experts recommend stocks for long-term capital growth. Long-term corporate bonds offer relatively high rates of interest income. By purchasing both defined equity and defined bond funds, investors can receive attractive current income, as well as growth potential, offering some protection against inflation. From time to time various advertisements, sales literature, reports and other information furnished to current or prospective investors may present the average annual compounded rate of return of selected asset classes over various periods of time, compared to the rate of inflation over the same periods.

EXCHANGE OPTION

    You may exchange Fund Units for units of certain other Defined Asset Funds subject only to a reduced sales charge. You may exchange your units of any Select Ten Portfolio, of any other Defined Asset Fund with a regular maximum sales charge of at least 3.50%, or of any unaffiliated unit trust with a regular maximum sales charge of at least 3.0%, for Units of this Fund at their relative net asset values, subject only to a reduced sales charge.

    To make an exchange, you should contact your financial professional to find out what suitable Exchange Funds are available and to obtain a prospectus. You may acquire units of only those Exchange Funds in which the Sponsors are maintaining a secondary market and which are lawfully for sale in the state where you reside. Except for the reduced sales charge, an exchange is a taxable event normally requiring recognition of any gain or loss on the units exchanged. However, the Internal Revenue Service may seek to disallow a loss if the portfolio of the units acquired is not materially different from the portfolio of the units exchanged; you should consult your own tax advisor. If the proceeds of units exchanged are insufficient to acquire a whole number of Exchange Fund units, you may pay the difference in cash (not exceeding the price of a single unit acquired).

    As the Sponsors are not obligated to maintain a secondary market in any series, there can be no assurance that units of a desired series will be available for exchange. The Exchange Option may be amended or terminated at any time without notice.

SUPPLEMENTAL INFORMATION

    Upon writing or calling the Trustee shown on the back cover of this Prospectus, investors will receive at no cost to the investor supplemental information about the Fund, which has been filed with the SEC. The supplemental information includes more detailed risk factor disclosure about the types of Bonds that may be part of the Fund's Portfolio, general risk disclosure concerning any insurance securing certain Bonds, and general information about the structure and operation of the Fund.

                                   APPENDIX A

DESCRIPTION OF RATINGS (AS DESCRIBED BY THE RATING COMPANIES THEMSELVES)

STANDARD & POOR'S RATINGS GROUP, A DIVISION OF MCGRAW-HILL, INC.

    A Standard & Poor's rating on the units of an investment trust (hereinafter referred to collectively as 'units' and 'funds') is a current assessment of creditworthiness with respect to the investments held by the fund. This assessment takes into consideration the financial capacity of the issuers and of any guarantors, insurers, lessees, or mortgagors with respect to such investments. The assessment, however, does not take into account the extent to which fund expenses will reduce payment to the Holder of the interest and principal required to be paid on portfolio assets. In addition, the rating is not a recommendation to purchase, sell, or hold units, as the rating does not comment as to market price of the units or suitability for a particular investor.

    AAA--Units rated AAA represent interests in funds composed exclusively of securities that, together with their credit support, are rated AAA by Standard & Poor's and/or certain short-term investments. This AAA rating is the highest rating assigned by Standard & Poor's to a security. Capacity to pay interest and repay principal is extremely strong.

    AA--Debt rated AA has a very strong capacity to pay interest and repay principal, and differs from the highest rated issues only in small degree.

    A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

    BBB--Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

    BB, B, CCC, CC--Debt rated BB, B, CCC and CC is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    The ratings may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    A provisional rating, indicated by 'p' following a rating, assumes the successful completion of the project being financed by the issuance of the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion.

    *Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement during documentation confirming investments and cash flows.

    NR--Indicates that no rating has been requested, that there is insufficient information on which to base rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

MOODY'S INVESTORS SERVICE, INC.

    Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge'. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

    A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

    Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

    B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

    Rating symbols may include numerical modifiers 1, 2 or 3. The numerical modifier 1 indicates that the security ranks at the high end, 2 in the mid-range, and 3 nearer the low end, of the generic category. These modifiers of rating symbols are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

    Conditional ratings, indicated by 'Con.', are sometimes given when the security for the bond depends upon the completion of some act or the fulfillment of some condition. Such bonds are given a conditional rating that denotes their probable credit stature upon completion of that act or fulfillment of that condition.

FITCH INVESTORS SERVICES, INC.

    AAA--These bonds are considered to be investment grade and of the highest quality. The obligor has an extraordinary ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

    AA--These bonds are considered to be investment grade and of high quality. The obligor's ability to pay interest and repay principal, which very strong, is somewhat less than for AAA rated securities or more subject to possible change over the term of the issue.

    A--These bonds are considered to be investment grade and of good quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

    BBB--These bonds are considered to be investment grade and of satisfactory quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however are more likely to weaken this ability than bonds with higher ratings.

    A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

DUFF & PHELPS CREDIT RATING CO.

    AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

    AA--High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic stress.

    A--Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

    A '+' or a '-' sign after a rating symbol indicates relative standing in its rating.

                                   APPENDIX B
                     SECONDARY MARKET SALES CHARGE SCHEDULE


                                             SALES CHARGE
                                      (GROSS UNDERWRITING PROFIT)
                                     -----------------------------
                                      AS PERCENT
                                          OF
                                       BID SIDE         AS PERCENT
                                        PUBLIC              OF
                                       OFFERING         NET AMOUNT
         NUMBER OF UNITS                PRICE            INVESTED
-----------------------------------  ------------       ----------
MONTHLY PAYMENT SERIES AND INSURED
SERIES:
Less than 250......................      5.50%             5.820%
250 - 499..........................      4.50              4.712
500 - 749..........................      3.50              3.627
750 - 999..........................      2.50              2.564
1,000 or more......................      2.00              2.041
INTERMEDIATE SERIES:
Less than 250......................      4.75%             4.987%
250 - 499..........................      3.75              3.896
500 - 749..........................      2.75              2.828
750 - 999..........................      2.00              2.041
1,000 or more......................      1.50              1.523
CASH OR ACCRETION BOND SERIES AND
SELECT SERIES::
Less than 250,000..................      3.50%             3.627%
250,000 - 499,999..................      2.75              2.828
500,000 - 749,999..................      2.00              2.040
750,000 - 999,999..................      1.50              1.523
1,000,000 or more..................      1.00              1.010


The dealer concession will be 65% of the Effective Sales Charge.

PREFERRED STOCK PUT SERIES: Units are sold at no sales charge.

FOR FUNDS WITH A DEFERRED SALES CHARGE, Units purchased after the deduction of the final deferred sales charge installment will be subject only to an up-front sales charge as set forth above. Until all deferred sales charges have been collected, the dealer concession will be 65% of the difference between the offer price and the deferred sales charges still remaining to be collected.

PROSPECTUS FORMAT

    This prospectus consists of a Part A and this Part B. The Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made. Copies of filed material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission also maintains a Web site that contains information statements and other information regarding registrants such as Defined Asset Funds that file electronically with the Commission at http://www.sec.gov.

    No person is authorized to give any information or to make any representations with respect to this investment company not contained in the registration statement and related exhibits; and any information or representation not contained therein must not be relied upon as having been authorized. The Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.

PROSPECTUS FORMAT

    This prospectus consists of a Part A and this Part B. The Prospectus does not contain all of the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made. Copies of such material can be obtained from the Public Reference Section of the Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates. The Commission also maintains a Web site that contains information statements and other information regarding registrants such as Defined Asset Funds that file electronically with the Commission at http://www.sec.gov.

    No person is authorized to give any information or to make any representations with respect to this investment company not contained in the registration statement and related exhibits; and any information or representation not contained therein must not be relied upon as having been authorized. The Prospectus does not constitute an offer to sell, or a solicitation of any offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.


                                                                     14100--7/97

                                                  DEFINED
                             ASSET FUNDSSM


SPONSORS:                               CORPORATE INCOME FUND
Merrill Lynch,                          Insured Series--20
Pierce, Fenner & Smith Incorporated     (A Unit Investment Trust)
Defined Asset Funds                     PROSPECTUS PART A
P.O. Box 9051                           This Prospectus consists of a Part A and
Princeton, NJ 08543-9051                a Part B. This Prospectus does not
(609) 282-8500                          contain all of the information with
Salomon Smith Barney Inc.               respect to the investment company set
Unit Trust Department                   forth in its registration statement and
388 Greenwich Street--23rd Floor        exhibits relating thereto which have
New York, NY 10013                      been filed with the Securities and
(212) 816-4000                          Exchange Commission, Washington, D.C.
PaineWebber Incorporated                under the Securities Act of 1933 and the
1200 Harbor Boulevard                   Investment Company Act of 1940, and to
Weehawken, NJ 07087                     which reference is hereby made. Copies
(201) 902-3000                          of filed material can be obtained from
Prudential Securities Incorporated      the Public Reference Section of the
One New York Plaza                      Commission, 450 Fifth Street, N.W.,
New York, NY 10292                      Washington, D.C. 20549 at prescribed
(212) 778-6164                          rates. The Commission also maintains a
Dean Witter Reynolds Inc.               Web site that contains information
Two World Trade Center--59th Floor      statements and other information
New York, NY 10048                      regarding registrants such as Defined
(212) 392-2222                          Asset Funds that file electronically
EVALUATOR:                              with the Commission at
Interactive Data Services Inc.          http://www.sec.gov.
14 Wall Street                          No person is authorized to give any
New York, NY 10005                      information or to make any
TRUSTEE:                                representations with respect to this
The Chase Manhattan Bank                investment company not contained in its
Customer Service Retail Department      registration statement and exhibits
Bowling Green Station                   thereto; and any information or
P.O. Box 5187                           representation not contained therein
New York, NY 10274-5187                 must not be relied upon as having been
1-800-323-1508                          authorized. This Prospectus does not
                                        constitute an offer to sell, or a
                                        solicitation of an offer to buy,
                                        securities in any state to any person to whom it is not lawful to make such offer in such state.
                                        14564--10/98